UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2021

KENTUCKY BANCSHARES, INC.

(Exact Name of Registrant as specified in its Charter)

Kentucky	000-52598	61-0993464
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

P.O. Box 157, Paris, Kentucky (Address of principal executive offices)	40362-0157 (Zip code)

(859)987-1795

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	KTYB	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.07. Submission of Matters to a Vote of Security Holders

On Thursday, May 13, 2021, Kentucky Bancshares, Inc. (the “Company”) held a special meeting of its shareholders (the “special meeting”), related to the Company’s proposed merger with Stock Yards Bancorp, Inc. (“Stock Yards”). Of the 5,961,004 shares of the Company’s common stock issued and outstanding at the close of business as of March 31, 2021, the record date for the special meeting, shareholders representing a majority of the shares of the Company’s common stock issued and outstanding and entitled to vote at the special meeting were present or represented by proxy at the special meeting, constituting a quorum for all matters to be presented at the special meeting.

The following is an overview of the three proposals that were submitted to the shareholders for approval at the special meeting (each of which was described in greater detail in the definitive proxy statement filed by the Company with the Securities Exchange Commission on April 9, 2021) and a tabulation of the votes with respect to each proposal.

Proposal 1 – Merger Proposal

The Company’s shareholders approved the Agreement and Plan of Merger, dated as of January 27, 2021 (the “Merger Agreement”), by and among the Company, Stock Yards, and H. Meyer Merger Subsidiary, Inc. (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “merger”), with the Company as the surviving entity and a wholly-owned subsidiary of Stock Yards. The following is a tabulation of the voting results:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Common Stock	3,602,930	15,872	17,720	0

Proposal 2 – Compensation Proposal

The Company’s shareholders approved, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the merger.  The following is a tabulation of the voting results:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Common Stock	3,304,864	278,800	52,858	0

Proposal 3 – Adjournment Proposal

The Company’s shareholders approved a proposal to adjourn the Special Meeting, if necessary or appropriate, to permit further solicitation of proxies in favor of Proposal 1, the Company merger proposal.  Although Proposal 3 was approved, the adjournment of the special meeting was not necessary because the Company’s shareholders approved Proposal 1.  The following is a tabulation of the voting results:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Common Stock	3,454,653	24,990	156,879	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April
KENTUCKY BANCSHARES, INC.

Date: May 14, 2021	By	/s/ Gregory J. Dawson
Gregory J. Dawson
Chief Financial Officer

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